                         THIRD MODIFICATION OF LOAN AGREEMENT


    THIS AGREEMENT is made as of the 18th day of December, 1996, by and between FIRST UNION NATIONAL BANK OF FLORIDA, a national banking association acting as Lender and as Agent pursuant to the Loan Agreement (the "Lender"), TODHUNTER INTERNATIONAL, INC., a Delaware corporation (the "Borrower") and TODHUNTER IMPORTS, LTD., a New York corporation (formerly known as Blair Importers, Ltd.) (the "Guarantor").

                                     WITNESSETH:

    WHEREAS, Lender, Borrower and Guarantor entered into a Loan Agreement dated as of November 22, 1994 as modified by Modification of Loan Agreement dated as of February 26, 1996 and Modification of Loan Agreement dated as of August 19, 1996 (the "Loan Agreement") in connection with which Lender made available to Borrower a revolving line of credit in the maximum principal amount of TWENTY MILLION and no/100s Dollars ($20,000,000.00) (the "Revolving Line of Credit") evidenced by the Revolving Credit Note, secured and evidenced by the Blair Guaranty and the other Loan Documents, as defined in the Loan Agreement; and

    WHEREAS, Lender and Borrower have agreed to extend the date for advancing Revolving Loans and final payment of all amounts due under the Revolving Credit Note and the other Loan Documents to November 1, 1999 and to revise certain financial covenants in the Loan Agreement by amending the Loan Agreement and by Borrower executing and delivering a Renewal Revolving Credit Note in the face amount of Twenty Million and no/100s Dollars ($20,000,000) (the "Renewal Note"); and

    WHEREAS, the Guarantor has agreed to execute this Agreement to evidence its consent to the amendments to the Loan Agreement contained herein and to affirm the continuing validity of the Blair Guaranty, after the amendments contained herein.

    NOW, THEREFORE, in consideration of the mutual promises and covenants of this agreement and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Lender, Borrower and Guarantor agree as follows:

     1. RECITALS/TERMS. All of the recitals set forth above are true and correct and by this reference are made a material part of this Agreement. All capitalized terms used herein which are defined in the Loan Agreement shall have the meaning provided therein when used herein unless the context shall require otherwise.

     2.  DEFINITIONS.

         (a) The definition of the term Revolving Loan Termination Date is hereby amended to read as follows:

              "REVOLVING LOAN TERMINATION DATE shall mean the earliest of (i) November 1, 1999; (ii) the date of termination by the Required Lenders after the occurrence of an Event of Default; (iii) such date of termination as is mutually agreed upon by the Lenders and the Borrower, and (iv) the date after all Obligations have been paid in full and no Lender is any longer obligated to make any Revolving Loans hereunder."

          b)  The term "Notes" shall include the Renewal Note; and

          c)   The term "Revolving Credit Note" shall include the Renewal Note.

    Borrower hereby acknowledges that the Renewal Note continues to evidence the Revolving Loans and that the amendment to the definition of the Revolving Loan Termination Date applies to that term as used in the Renewal Note so that the unpaid principal balance of the Renewal Note shall be due on November 1, 1999 unless due sooner pursuant to the terms of the Loan Documents.

     3.  REVISIONS TO FINANCIAL COVENANTS.

         (a)  Section 7.23(a) is hereby amended to read as follows:

              "(a) LEVERAGE RATIO. Permit the ratio of Total Funded Debt to Consolidated Tangible Net Worth to exceed 2.25 to 1 at any time from September 30, 1996 through September 29, 1997 or to exceed 1.75 to 1 at any time from September 30, 1997 through September 29, 1998 or to exceed 1.50 to 1 at any time on or after September 30, 1998." Compliance shall be certified by the Chief Executive Officer or the Chief Financial Officer of Borrower at the end of each fiscal quarter of Borrower in form acceptable to Lender.

         (b)  Section 7.23(b) is hereby amended to read as follows:

              "(b) FIXED CHARGE COVERAGE TEST. Permit the ratio of Earnings Before Depreciation, Amortization, Interest and Taxes to actual Fixed Charges tested as of the end of each fiscal quarter of Borrower for each period of four consecutive fiscal quarters ending with that fiscal quarter commencing October 1, 1995 to be less than 1.50 to 1."

         (c)  Section 7.23(c) is hereby amended to read as follows:

              "(c) INTEREST COVERAGE TEST. Permit the ratio of Earnings Before, Depreciation, Amortization, Interest and Taxes to Interest Expense at the end of the fiscal year of Borrower ending September 30, 1997 to be less than 2.25 to 1 and at the end of each fiscal year of Borrower thereafter to be less than 2.50 to 1."

         (d)  Section 7.23(d) is hereby amended to read as follows:

              "(d) MAINTENANCE OF NET WORTH. Permit its Consolidated Tangible Net Worth to be less than $27,000,000.00 during the period beginning on September 30, 1996 through September 29, 1997, less than $30,000,000.00 during the period beginning on September 30, 1997 through September 29, 1998, less than $33,000,000.00 during the period beginning September 30, 1998 through September 29, 1999 or less than $36,000,000.00 on and after September 30, 1999. Compliance shall be certified by the Chief Executive Officer or Chief

                        Financial Officer of Borrower at the end of each fiscal quarter of Borrower."

     4. BLAIR GUARANTY. Guarantor hereby ratifies and confirms the continuing validity of the Blair Guaranty and any other documents or agreements given by Guarantor in connection with the Revolving Line of Credit, the Loan Agreement or any other Loan Documents notwithstanding the amendments to the Loan Agreement contained herein and hereby further consents to such amendments.

     5. NO DEFAULT. Borrower hereby warrants and represents to Lender that, since the date of the August 19, 1996 Modification of Loan Agreement, Borrower is in compliance with all provisions of the Loan Agreement and all other Loan Documents and that no default or Event of Default has occurred thereunder nor has any event occurred or failed to occur which with the passage of time or the giving of notice or both would comprise such a default or Event of Default.

     6.  MISCELLANEOUS.

         (a) This agreement shall be governed by and construed in accordance with the law of the State of Florida. In the event of any dispute hereunder, the prevailing party shall be entitled to recover all costs and attorney's fees from the non-prevailing party. Paragraph headings used herein are for convenience only and shall not be used to interpret any term hereof. The Loan Agreement shall continue in full force and effect as modified by this Modification. In the event the terms of this Modification conflict with the terms of the Loan Agreement, the terms of this Modification shall control.

         (b) This Modification constitutes the entire agreement among the parties hereto and supersedes all prior agreements, understandings, negotiations and discussions, both written and oral among the parties hereto with respect to the subject matter hereof, all of which prior agreements, understanding, negotiations and discussions, both written and oral, are merged into this Modification. All provisions of the Loan Agreement and each of the other Loan Documents shall remain in full force and effect as modified by this Agreement. Without limiting the generality of any of the provisions of this Modification, nothing herein or in any instrument or agreement shall be deemed or construed to constitute a novation, satisfaction or refinancing of all or any portion of the Loan or in any manner affect or impair the lien or priority of the Loan Agreement or any of the Loan Documents as amended hereby.

         (c) This Modification may be executed in any number of counterparts with each executed counterpart constituting an original, but altogether constituting but one and the same instrument.

         (d) This Modification shall be binding upon and inure to the benefit of the Borrower, the Guarantor and the Lender and their respective heirs, legal representatives, executors, successors and assigns.

    8. RELEASE. IN CONSIDERATION OF THE ACCOMMODATIONS PROVIDED HEREIN, EACH OF THE BORROWER AND THE GUARANTOR HEREBY UNCONDITIONALLY, IRREVOCABLY AND FOREVER RELEASES, ACQUITS AND

DISCHARGES THE LENDER AND EACH OF THE LENDER'S RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, AGENTS AND COUNSEL FROM ANY AND ALL CLAIMS, DEMANDS AND CAUSES OF ACTION THAT ANY OF THEM HAD, NOW HAS OR MAY IN THE FUTURE HAVE AGAINST ANY ONE OR MORE OF THE LENDER OR ANY ONE OR MORE OF THE LENDER'S OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR COUNSEL FOR THE ACTS OR OMISSIONS OF ANY OF THE FOREGOING PARTIES FROM THE BEGINNING OF TIME THROUGH, TO AND INCLUDING THE DATE OF THE EFFECTIVENESS OF THIS AGREEMENT, INCLUDING, WITHOUT LIMITATION, ANY CLAIMS ARISING OUT OF OR CONNECTED IN ANY MANNER WITH THE TRANSACTIONS CONTEMPLATED HEREIN OR IN THE LOAN AGREEMENT, AS AMENDED HEREBY OR ANY OTHER LOAN DOCUMENTS, AS THE SAME MAY BE AMENDED HEREBY, AS THE CASE MAY BE.

    9. WAIVER OF JURY TRIAL. THE BORROWER, THE GUARANTOR AND THE LENDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT ANY OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY AGREEMENT EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS, (WHETHER VERBAL OR WRITTEN) OR ACTIONS BY ANY PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT TO THE LENDER ENTERING INTO THIS AGREEMENT AND MAKING ANY LOAN, ADVANCE OR OTHER EXTENSION OF CREDIT TO THE BORROWER. FURTHER, EACH OF THE BORROWER AND THE GUARANTOR HEREBY CERTIFIES THAT NO REPRESENTATIVE OR AGENT OF THE LENDER, NOR THE LENDER'S COUNSEL, HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE LENDERS WOULD NOT, IN THE EVENT OF SUCH LITIGATION, SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION. NO REPRESENTATIVE OR AGENT OF THE LENDER, NOR THE LENDER'S COUNSEL HAS THE AUTHORITY TO WAIVE, CONDITION, OR MODIFY THIS PROVISION.

    IN WITNESS WHEREOF, Borrower, Lender and Guarantor have caused this agreement to be executed as of the day and year set forth above.

Witnesses:                             LENDER:
                                       FIRST UNION NATIONAL BANK OF FLORIDA, a
                                       national banking association

                                       By: . . . . . . . . . . . . . . . . . .
Print Name: . . . . . . . . . . . .    Print Name:  Linda Scheltens
                                       Its:  Vice President
 . . . . . . . . . . . . . . . . . .
Print Name: . . . . . . . . . . . .

                                       AGENT:
                                       FIRST UNION NATIONAL BANK OF FLORIDA, a
                                       national banking association

                                       By:. . . . . . . . . . . . . . . . . . .
Print Name: . . . . . . . . . . . .    Print Name:  Linda Scheltens
                                       Its:  Vice President
 . . . . . . . . . . . . . . . . . .
Print Name: . . . . . . . . . . . .
                                       BORROWER:
                                       TODHUNTER INTERNATIONAL, INC., a
                                       Delaware corporation

                                       By:. . . . . . . . . . . . . . . . . . .
Print Name: . . . . . . . . . . . .    Print Name:  A. Kenneth Pincourt, Jr.
                                       Its:  Chairman of the Board of
                                       Directors/CEO
 . . . . . . . . . . . . . . . . . .
Print Name: . . . . . . . . . . . .

                         [SIGNATURES CONTINUED ON NEXT PAGE]
                                       TODHUNTER IMPORTS, LTD., a New York
                                       corporation (f/k/a Blair Importers,
                                       Ltd.)

                                       By:. . . . . . . . . . . . . . . . . . .
Print Name: . . . . . . . . . . . .    Print Name:  A. Kenneth Pincourt, Jr.
                                       Its:  Chairman of the Board of Directors
 . . . . . . . . . . . . . . . . . .
Print Name: . . . . . . . . . . . .


STATE OF FLORIDA        )
                        )  SS:
COUNTY OF PALM BEACH    )

    The foregoing instrument was acknowledged before me this _____ day of ____________, 199__, by LINDA SCHELTENS as Vice President of FIRST UNION NATIONAL BANK OF FLORIDA, a national banking association, on behalf of the bank. She is personally known to me or has produced _________________________ as identification.

                                        . . . . . . . . . . . . . . . . . . . .
                                        . . . . . . . . . . . . . .Printed Name:
                                            Notary Public
                                        . . . . . . . . . . . . .Commission No.:
                                            My Commission Expires:

STATE OF FLORIDA        )
                        )  SS:
COUNTY OF PALM BEACH    )

    The foregoing instrument was acknowledged before me this _____ day of ____________, 199__, by LINDA SCHELTENS as Vice President of FIRST UNION NATIONAL BANK OF FLORIDA, a national banking association, on behalf of the bank, as Agent. She is personally known to me or has produced
_________________________ as identification.

                                        . . . . . . . . . . . . . . . . . . . .
                                        . . . . . . . . . . . . . .Printed Name:
                                            Notary Public
                                        . . . . . . . . . . . . .Commission No.:
                                            My Commission Expires:

STATE OF FLORIDA        )
                        )  SS:
COUNTY OF PALM BEACH    )

    The foregoing instrument was acknowledged before me this _____ day of ____________, 199__, by A. KENNETH PINCOURT, JR. as Chairman of the Board of Directors/CEO of TODHUNTER INTERNATIONAL, INC., a Delaware corporation, on behalf of the corporation. He is personally known to me or has produced _________________________ as identification.

                                        . . . . . . . . . . . . . . . . . . . .
                                        . . . . . . . . . . . . . .Printed Name:
                                            Notary Public
                                        . . . . . . . . . . . . .Commission No.:
                                            My Commission Expires:

STATE OF FLORIDA        )
                        )  SS:
COUNTY OF PALM BEACH    )

    The foregoing instrument was acknowledged before me this _____ day of ____________, 199__, by A. KENNETH PINCOURT, JR. as Chairman of the Board of Directors of TODHUNTER IMPORTS, LTD. (f/k/a Blair Importers, Ltd.), a New York corporation, on behalf of the corporation. He is personally known to me or has produced _________________________ as identification.

                                        . . . . . . . . . . . . . . . . . . . .
                                        . . . . . . . . . . . . . .Printed Name:
                                            Notary Public
                                        . . . . . . . . . . . . .Commission No.:
                                            My Commission Expires:

                            RENEWAL REVOLVING CREDIT NOTE

$20,000,000.00                                         As of December 18, 1996


    FOR VALUE RECEIVED, TODHUNTER INTERNATIONAL, INC., a Delaware corporation (the "Borrower"), hereby promises to pay to the order of

    FIRST UNION NATIONAL BANK OF FLORIDA, a national banking association, at the offices of First Union National Bank of Florida (the "Agent"), located at 303 Banyan Boulevard, West Palm Beach, Florida 33401 (or at such other place or places as the Agent may designate), the principal sum of up to

    TWENTY MILLION AND NO/100 DOLLARS ($20,000,000.00), or such lesser amount as may constitute the unpaid principal amount of the Revolving Credit Loans, on the Revolving Loan Termination Date (as such term is defined in the Loan Agreement hereinafter referred to), under the terms and conditions of this promissory note (the "Note") and in accordance with a certain Loan Agreement, dated as of November 22, 1994 as modified by Modification of Loan Agreement dated as of February 26, 1996, by Modification of Loan Agreement dated as of August 19, 1996 and by Third Modification of Loan Agreement dated as of the date hereof, by and between the Borrower, Todhunter Imports, Ltd., a New York corporation f/k/a Blair Importers, Ltd. (the "Guarantor"), the Agent and the Lenders set forth therein (as amended, modified or supplemented from time to time, the "Loan Agreement"). The Borrower also unconditionally promises to pay interest on the aggregate unpaid principal amount of this Note on each Interest Payment Date (as defined in the Loan Agreement) at the rate or rates provided in the Loan Agreement.

    This Note is issued to evidence the Revolving Line of Credit made by the Lenders pursuant to Article II of the Loan Agreement. The defined terms in the Loan Agreement are used herein with the same meanings given them in the Loan Agreement. All of the terms, conditions and covenants of the Loan Agreement are expressly made a part of this Note by reference in the same manner and with the same effect as if set forth herein at length and any holder of this Note is entitled to the benefits of and remedies provided in the Loan Agreement and any other agreements by and between the Borrower and the Guarantor, and either of them, and the Agent or any of the Lenders. Reference is made to the Loan Agreement for provisions for maturity, payment, prepayment and acceleration. This Note renews and evidences the indebtedness under that certain Revolving Credit Note dated as of November 22, 1994.

    If the principal of this Note or any portion hereof and, to the extent permitted by law, interest hereon shall not be paid when due, whether by acceleration or otherwise, the same shall bear interest for any period during which the same shall be overdue at a rate per annum equal to the Default Rate set forth in the Loan Agreement and payable on demand.

    The Borrower hereby agrees to pay all costs incurred by any holder hereof, including reasonable attorneys' fees (including those for appellate proceedings), incurred in connection with any Event of Default (as defined in the Loan Agreement), or in connection with the collection or attempted collection or enforcement hereof, whether or not legal proceedings may have been instituted.

    All parties to this Note, including the Borrower and any sureties, endorsers or guarantors, hereby waive presentment for payment, demand, protest, notice of dishonor, notice of acceleration of maturity, and all defenses on the ground of extension of time for payment hereof, and agree to continue and remain bound for the payment of principal, interest and all other sums payable hereunder, notwithstanding any change or changes by way of release, surrender, exchange or substitution of any security for this Note or by way of any extension or extensions of time for payment of principal or interest; and all such parties waive all and every kind of notice of such change or changes and agree that the same may be made without notice to or consent of any of them.
The rights and remedies of
the holder as provided herein shall be cumulative and concurrent and may be pursued singularly, successively or together at the sole discretion of the holder, and may be exercised as often as occasion therefor shall occur, and the failure to exercise any such right or remedy shall in no event by construed as a waiver or release of the same.

    Anything herein to the contrary notwithstanding, the obligations of the borrower under this Note shall be subject to the limitation that payments of interest to the Lender shall not be required to the extent that receipt of any such payment by the Lender would be contrary to provisions of law applicable to the Lender (if any) which limit the maximum rate of interest which may be charged or collected by the Lender, PROVIDED, HOWEVER, that nothing herein shall be construed to limit the Lender to presently existing maximum rates of interest, if an increased interest rate is hereafter permitted by reason of applicable federal or state legislation. In the event that the borrower makes any payment of interest, fees or other charges, however denominated, pursuant to this Note, which payment results in the interest paid to the Lender to exceed the maximum rate of interest permitted by applicable law, any excess over such maximum shall be applied in reduction of the principal balance owed to the Lender as of the date of such payment, or if such excess exceeds the amount of principal owed to the Lender as of the date of such payment, the difference shall be paid by the Lender to the Borrower.

    THE BORROWER HEREBY, AND THE LENDER BY ITS ACCEPTANCE OF THIS NOTE, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS REVOLVING CREDIT NOTE OR SAID LOAN AGREEMENT AND ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PART. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDER ENTERING INTO SAID LOAN AGREEMENT AND MAKING THE LOANS EVIDENCED BY THIS NOTE. FURTHER, THE BORROWER HEREBY CERTIFIES THAT NO REPRESENTATIVE OR AGENT OF LENDER, NOR THE LENDER'S COUNSEL, HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE LENDER WOULD NOT, IN THE EVENT OF SUCH LITIGATION, SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION. NO REPRESENTATIVE OR AGENT OF THE LENDER, NOR THE LENDER'S COUNSEL HAS THE AUTHORITY TO WAIVE, CONDITION, OR MODIFY THIS PROVISION.

    This Note shall be governed by and construed in accordance with the internal laws of the State of Florida, without regard to the principles of conflicts thereunder. The Borrower hereby submits to the jurisdiction and venue of the federal and state courts located in Palm Beach County, Florida.

    IN WITNESS WHEREOF, the Borrower has caused this Note to be dated for reference as of the date first above written but have in fact caused this Note to be executed under seal by its duly authorized corporate officer as of this _____ day of December, 1996.

                                            TODHUNTER INTERNATIONAL,
                                            INC., A DELAWARE CORPORATION


                                            By: . . . . . . . . . . . . . . . .
                                                   A. Kenneth Pincourt, Jr.,
                                                   Chairman and CEO


STATE OF _________________   )
                             ) SS:
COUNTY OF ________________   )

    I, ________________________________, a Notary Public in and for the county and state aforesaid, do hereby certify that A. Kenneth Pincourt, Jr. personally appeared before me this day and, being duly sworn, says that he is the President of Todhunter International, Inc., a Delaware corporation, and that said writing was signed by him in behalf of said corporation by its authority duly given.
And the said A. Kenneth Pincourt, Jr. acknowledged the said writing to be the act and deed of said corporation.

    WITNESS my hand and notarial seal, this _____ day of December, 1996.

                                   . . . . . . . . . . . . . . . . . . . . . .
                                       Notary Public, State of Florida
                                   . . . . . . . . . . . . . . . . Print Name:
                                       My Commission Expires: